SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2014


                            NETWORKING PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       0-54418                   45-0921541
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

   857 Sarno Road, Melbourne, Florida                              32935
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (321) 984-8858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 4.01. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

DISMISSAL OF LABROZZI & CO., P.A.

     The Public Company Accounting Oversight Board ("PCAOB") has recently issued an order which, among other things, revoked the PCAOB registration of Labrozzi & Co., P.A. ("Labrozzi"), the prior independent registered public accounting firm for Networking Partners, Inc. ("Company"), so that Labrozzi can no longer serve as the Certifying Accountant for any publicly held company. As a result of that revocation, the Company can no longer include the audit report and consent of Labrozzi in our future filings and other reports with the Securities and Exchange Commission. In light of the foregoing actions by the PCAOB, the Company deems that Labrozzi has resigned as the Company's independent registered public accounting firm.

     Labrozzi's report on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception that Labrozzi's Audit Reports dated December 31, 2012 and December 31, 2011, contained an explanatory note which raised substantial doubt as to the ability of the Company to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period for which a review report was provided preceding the termination of Labrozzi, the Company did not have any disagreements with Labrozzi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Labrozzi, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company provided Labrozzi with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that Labrozzi furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein. As of the time of this filing, we have not received the signed letter from Labrozzi. We will file such letter as an exhibit once we file an amendment to this Current Report on Form 8-K.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2014

                                            NETWORKING PARTNERS, INC.


                                            By: /s/ Enzo Taddei
                                               ---------------------------------
                                               Enzo Taddei
                                               President


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